FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               BOC Financial Corp.
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             (Exact name of Registrant as specified in its charter)


            North Carolina                              56-6511744
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)


    107 South Central Avenue
    Landis, North Carolina                                            28088
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 (Address of principal executive offices)                          (Zip Code)

         Securities to be registered pursuant to Section 12(b) of the Act:

 Title of each class                     Name of each exchange on which
 to be so registered                     each class is to be registered


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         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

         Securities Act registration statement file number to which this form relates: 333-42151 (if applicable)


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         Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                              --------------------
                                (Title of class)

                             ----------------------
                                (Title of class)


ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the securities registered hereby is set forth under the caption "Description of Capital Stock" contained in the Prospectus filed as part of the Registrant's Registration Statement on Form SB-2, as amended (Registration No. 333-42151) (the "Registration Statement"), which description is incorporated herein by reference.

ITEM 2.           EXHIBITS.

         Exhibit
         Number   Description of Document

         1          Form  of  Common  Stock  Certificate  (filed  as  Exhibit
                           No. 4 to the Registration Statement and incorporated herein by reference).

         2          Articles of Incorporation of the Registrant (filed as
                           Exhibit No. 3.1 to the Registration Statement and incorporated herein by reference).

         3          Bylaws of the Registrant (filed as Exhibit No. 3.2 to
                           the Registration Statement and incorporated herein by reference).


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)      BOC Financial Corp.
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Date              May 13, 1998
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By                /s/ Stephen R. Talbert
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Name              Stephen R. Talbert
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Title             Chief Executive Officer
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